UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2017

ZENDESK, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1019 Market Street San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 415.418.7506
____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.    Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 2, 2017, Zendesk, Inc. (the “Company”) entered into a Fifth Amendment to Lease (the “Amendment”) with ASB 989 Market, LLC, a Delaware limited liability company (the “Landlord”), pursuant to which the Company will lease an additional approximately 51,810 square feet of space (the “Additional Space”) in the building located at 989 Market Street, San Francisco, California (the “Premises”). The Amendment amends the Office Lease, dated as of April 29, 2011, by and between the Company and the Landlord, as previously amended, pursuant to which the Company currently leases approximately 34,891 square feet of space in the Premises. The initial term of the Amendment will commence on the date (the “Commencement Date”) upon which the Landlord delivers to the Company the entire Additional Space in the condition specified in the Amendment, which is expected to occur on approximately August 1, 2018, and will expire on the last day of the sixty-third full calendar month following the Commencement Date. The Company has an option to renew the Amendment for one additional term which, if exercised, will expire as of June 30, 2027.

Commencing as of the Commencement Date, the Company anticipates that it will pay monthly base rent for the Additional Space in an amount equal to approximately $315,000 per month, increasing annually up to approximately $365,000 per month in the final year of the initial term of the Amendment.  The Company expects that it will have a total minimum payment obligation of approximately $20.2 million for the Additional Space over the initial term of the Amendment. In addition to its monthly rent obligations, the Company will be responsible for certain operating costs and taxes associated with the Additional Space.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the copy of the Amendment, which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2017 and which is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On August 3, 2017, the Company issued a press release announcing its results for the quarter ended June 30, 2017. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company also issued a letter to its shareholders announcing its financial results for the quarter ended June 30, 2017 (the “Shareholder Letter”).  The full text of the Shareholder Letter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 2.02 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On August 1, 2017, the Company’s Board of Directors (the “Board”) appointed John T. Keiser, 51, as its Chief Operating Officer. Mr. Keiser served as the Company’s Chief Information Officer from May 2016 until his appointment as Chief Operating Officer in August 2017, and as the Company’s Senior Vice President, Technology Operations from October 2016 until his appointment as Chief Operating Officer in August 2017. From January 2014 to March 2015, Mr. Keiser served as Executive Vice President of Global Product Operations at The Gap, Inc., an apparel company, where he also served as Chief Information Officer from January 2010 to December 2013. Mr. Keiser holds a B.S. in systems science from the University of West Florida.
There are no arrangements or understandings between Mr. Keiser and any other persons pursuant to which he was selected as the Company’s Chief Operating Officer. There are also no family relationships between Mr. Keiser and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with Mr. Keiser’s appointment as the Chief Operating Officer of the Company, the Company expects the Compensation Committee of the Board to approve the following compensation for Mr. Keiser:
Salary.  Mr. Keiser’s annual salary rate will be increased to $375,000.

Bonus.  Mr. Keiser is eligible to receive an annual performance bonus under the Company’s Amended and Restated Executive Incentive Bonus Plan (the “Bonus Plan”), which is incorporated herein by reference.  Mr. Keiser’s annual target bonus under the Bonus Plan for 2017 will continue to be 40% of his base salary.
Equity Compensation. In connection with his appointment, Mr. Keiser will be granted an option to purchase 100,000 shares of the Company’s common stock under the Zendesk, Inc. 2014 Stock Option and Incentive Plan, which is incorporated herein by reference. Mr. Keiser’s stock option award will vest over a period of four years, with 1/48th of the shares subject to the option vesting each month after the vesting commencement date, subject to Mr. Keiser’s continued employment with the Company on the applicable vesting date.

Item 7.01. Regulation FD Disclosure.
On August 3, 2017, Mikkel Svane, Chief Executive Officer of the Company, will make the graphic included with this Current Report on Form 8-K as Exhibit 99.3 available to the public. This graphic will also be available for viewing at the Company’s investor website, investor.zendesk.com, although the Company reserves the right to discontinue that availability at any time.

The information in this Item 7.01 (including Exhibit 99.3) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1(1)	Amended and Restated Executive Incentive Bonus Plan.
10.2(2)	2014 Stock Option and Incentive Plan, and related form agreements.
99.1	Press Release issued by Zendesk, Inc., dated August 3, 2017.
99.2	Letter to Shareholders, dated August 3, 2017.
99.3	August 2017 Update, dated August 3, 2017.

(1)	Incorporated by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K, filed on February 11, 2015 (File No. 001-36456).
(2)	Incorporated by reference to Exhibit 10.2 filed with the Company’s Annual Report on Form 10-K, filed on February 27, 2017 (File No. 001-36456).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zendesk, Inc.
(Registrant)

By:	/s/ Elena Gomez
Elena Gomez
Chief Financial Officer (Principal Financial and Accounting Officer)
August 3, 2017

Exhibit Index

Exhibit No.	Description
10.1(1)	Amended and Restated Executive Incentive Bonus Plan.
10.2(2)	2014 Stock Option and Incentive Plan, and related form agreements.
99.1	Press Release issued by Zendesk, Inc., dated August 3, 2017.
99.2	Letter to Shareholders, dated August 3, 2017.
99.3	August 2017 Update, dated August 3, 2017.

(1)	Incorporated by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K, filed on February 11, 2015 (File No. 001-36456).
(2)	Incorporated by reference to Exhibit 10.2 filed with the Company’s Annual Report on Form 10-K, filed on February 27, 2017 (File No. 001-36456).